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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) August 20, 2007
                                                         ---------------


                               FIRST CAPITAL, INC.
                               -------------------
             (Exact name of registrant as specified in its charter)

         Indiana                        0-25023               35-2056949
         -------                        ---------             ----------
(State or other jurisdiction of        (Commission           (IRS Employer
       incorporation)                  File Number)          Identification No.)

         220 Federal Drive N.W., Corydon, Indiana             47112
         ----------------------------------------             ------
         (Address of principal executive offices)             (Zip Code)

       Registrant's telephone number, including area code: (812) 738-2198
                                                           --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.03    AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
             -------------------------------------------------------------------
             YEAR.
             ----

         (a) On August 20, 2007, the Board of Directors of First Capital, Inc. (the "Company") amended and restated the Bylaws of the Company. The amendment, to Article VIII of the Bylaws, authorizes the Company's Board of Directors to provide that some or all of any or all classes of the capital stock of the Company may be uncertificated shares. A copy of the Fourth Amended and Restated Bylaws is attached hereto as Exhibit 3.2 and incorporated herein by reference.

         Previously, Article VIII read as follows:

                                  ARTICLE VIII
                   CERTIFICATES FOR SHARES AND THEIR TRANSFER

         SECTION 1. CERTIFICATES FOR SHARES. Certificates representing shares of capital stock of the Corporation shall be in such form as shall be determined by the Board. Such certificates shall be signed by the President or any other officer of the Corporation authorized by the Board, attested by the Secretary or an Assistant Secretary, and sealed with the corporate seal or a facsimile thereof. The signatures of such officers upon a certificate may be facsimiles if the certificate is manually signed on behalf of a transfer agent or a registrar other than the Corporation itself or one of its employees. Each certificate for shares of capital stock shall be consecutively numbered or otherwise identified. The name and address of the person to whom the shares are issued, with the number of shares issued and date of issue, shall be entered on the stock transfer books of the Corporation. All certificates surrendered to the Corporation for transfer shall be cancelled and no new certificate shall be issued until the former certificate for a like number of shares shall have been surrendered and cancelled, except that in the case of a lost, stolen or destroyed certificate, a new certificate may be issued therefor upon such terms and indemnity to the Corporation as the Board may prescribe as sufficient to indemnify the Corporation against any claim that may be made against it on account of such loss, theft or destruction.

         SECTION 2. TRANSFER OF SHARES. Transfer of shares of capital stock of the Corporation shall be made only on its stock transfer books. Authority for such transfer shall be given only by the holder of record thereof or by his legal representative, who shall furnish proper evidence of such authority, or by his attorney thereunto duly authorized by power of attorney duly executed and filed with the Corporation. Such transfer shall be made only on surrender for cancellation of the certificate for such shares. The person in whose name shares of capital stock stand on the books of the Corporation shall be deemed by the Corporation to be the owner thereof for all purposes.

         (b) Not applicable.


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ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.
             ---------------------------------

        (a)  Financial Statements of Businesses Acquired: Not applicable

        (b)  Pro Forma Financial Information:  Not applicable

        (c)  Shell Company Transactions:  Not applicable

        (d)  Exhibits

             Number    Description
             ------    -----------

             3.2       Fourth Amended and Restated Bylaws of First Capital, Inc.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       FIRST CAPITAL, INC.


Dated:  August 22, 2007                By: /s/ William W. Harrod
                                           -------------------------------------
                                           William W. Harrod
                                           President and Chief Executive Officer